UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2022

Planet Labs PBC
(Exact name of registrant as specified in its charter)

Delaware	001-40166	85-4299396
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

645 Harrison Street, Floor 4 San Francisco, California	94107
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (415) 829-3313

N/A
(Former Name or Former Address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR     240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	PL	New York Stock Exchange
Warrants, each warrant exercisable for one share of common stock, each at an exercise price of $11.50 per share	PLWS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 9, 2022, Planet Labs PBC (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the matters acted upon at the Annual Meeting and the final voting results on each matter. There were 248,883,598 shares of the Company’s Class A common stock and 21,157,586 shares of the Company’s Class B common stock entitled to vote as of the record date for the Annual Meeting, each share of Class A common stock being entitled to one vote, and each share of Class B common stock being entitled to twenty votes. A total of 133,924,414 shares of the Company’s Class A and Class B common stock, voting as a single class and representing in aggregate 535,918,548 votes, were represented and voted at the Annual Meeting or by proxy at the Annual Meeting.

Proposal One: Election of Directors

The Company’s stockholders elected William Marshall, Robert Schingler Jr., and J. Heidi Roizen as members of the Company’s board of directors as Class I directors for a three-year term, and Kristen Robinson as a member of the Company’s board of directors as a Class III director for a two-year term. In connection with her election as a Class III director, Kristen Robinson will join the Compensation Committee of the board of directors, and will replace Carl Bass as the chair of the Compensation Committee, effective immediately. The results of the vote were as follows:

Nominee	For	Withheld	Broker Non-Votes
William Marshall	487,677,439	8,101,324	40,139,785
Robert Schingler Jr.	477,253,884	18,524,879	40,139,785
J. Heidi Roizen	486,889,067	8,889,696	40,139,785
Kristen Robinson	495,539,565	239,198	40,139,785

Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2023. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
534,634,879	957,663	326,006	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Planet Labs PBC

Date: November 9, 2022	By:	/s/ Ashley Johnson
Ashley Johnson Chief Financial and Operating Officer